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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Maurice E. Carson, the Chief Financial Officer of Kulicke and Soffa Industries, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Annual Report on Form 10-K of Kulicke and Soffa Industries, Inc. for the fiscal year ended September 30, 2003 (the "September 30, 2003 Form 10-K"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. information contained in the September 30, 2003 Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: December 18, 2003

                                                     /s/ MAURICE E. CARSON
                                                     ---------------------
                                                     Maurice E. Carson
                                                     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Kulicke and Soffa Industries, Inc. and will be retained by Kulicke & Soffa Industries and furnished to the Securities and Exchange Commission or its Staff upon request.